SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 29, 2000



                           TROY FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     000-25439                     16-1559508
-------------------------      ----------------------         ------------------
(State or other jurisdiction       (Commission                    (IRS Employer
     of incorporation)             File Number)              Identification No.)



                     32 Second Street, Troy, New York 12180
          -------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (518) 270-3313
                                                           ----------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

                  On February 29, 2000, Troy Financial Corporation announced a stock repurchase program. The press release describing the repurchase program is attached as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.



(a)      Not applicable.



(b)      Not applicable.



(c)      Exhibits.



         Exhibit
         No.               Description
         ---               -----------

         99.1               Press Release dated February 29, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TROY FINANCIAL CORPORATION
                                    --------------------------
                                    (Registrant)



                                     /s/ Edward M. Maziejka, Jr.
                                    ----------------------------------------
                                    Edward M. Maziejka, Jr.
                                    Vice President and Chief Financial Officer




Date: February 29, 2000

                                                   EXHIBIT INDEX



         Exhibit
         No.               Description
         ---               -----------

         99.1               Press Release dated February 29, 2000.